                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K



                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934.

     Date of Report (date of earliest event reported): September 3, 1999



                              USWEB CORPORATION
           (Exact name of Registrant as specified in its charter)


           Delaware                           000-23151                          87-0551650
(State or other jurisdiction of        (Commission File Number)       (I.R.S. Employer Identification
 Incorporation or organization)                                       Number)


                              410 TOWNSEND STREET
                           SAN FRANCISCO, CA  94107
          (Address of principal executive offices including Zip Code)

                                (415) 369-6700
             (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 3, 1999, USWeb Corporation, a Delaware corporation (the "Company"), completed the acquisition of substantially all of assets of the Mitchell Madison Group. Further details are contained in the Company's press release dated September 7, 1999, attached as an exhibit hereto and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     (a)  Financial Statements of Business Acquired.

     As of the date of filing of this initial report, there are no audited financial statements available relating to Mitchell Madison Group that would meet the rules required by this form. These audited financial statements will be filed as an amendment to this initial report as soon as practicable.

     (b)  Pro Forma Financial Information.

     Pro forma financial information is currently being prepared and will be filed as an amendment to this initial report as soon as practicable.
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Exhibit Number         Description
--------------         -----------
2.1(A)                 Asset Purchase Agreement by and among Mitchell Madison
                       Group, L.L.C., USWeb Corporation and USWeb Acquisition
                       Corporation 137.

2.2 Amendment No. 1 to the Asset Purchase Agreement by and among Mitchell Madison Group, L.L.C., USWeb Corporation and USWeb Acquisition Corporation 137.


99.1                   USWeb Corporation Press Release, dated September 7, 1999.

--------------------

(A) Incorporated by reference from the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 16, 1999             USWEB CORPORATION


                                      By:  /S/  CAROLYN V. AVER
                                           ----------------------
                                           Carolyn V. Aver
                                           Executive Vice President,
                                           Chief Financial Officer and Secretary
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                                 EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------
2.1 (A)                Asset Purchase Agreement by and among Mitchell Madison
                       Group, L.L.C., USWeb Corporation and USWeb Acquisition
                       Corporation 137.

2.2 Amendment No. 1 to the Asset Purchase Agreement by and among Mitchell Madison Group, L.L.C., USWeb Corporation and USWeb Acquisition Corporation 137.

99.1                   USWeb Corporation Press Release, dated September 7, 1999.

-------------------

(A) Incorporated by reference from the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999.